UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2022

POWER REIT

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-36312

(Commission File Number)

45-3116572

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares	PW	NYSE (American)

7.75% Series A Cumulative Redeemable Perpetual Preferred Stock, Liquidation Preference $25 per Share	PW.A	NYSE (American)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2022, Power REIT (“Power REIT” or the “Trust”), through its Board of Trustees acting pursuant to its bylaws, appointed Dionisio D’Aguilar, age 57, to the Board of Trustees effective immediately. Mr. D’Aguilar will serve on the Nominating Committee and Special Committee-Related Party Transactions of the Board of Trustees.

Mr. D’Aguilar has more than 30 years of accounting, finance, and government experience. From March 1993 through May 2017 and from September 2021 to present, Mr. D’Aguilar served as the President and CEO of Superwash Limited, which is the largest chain of self-service laundries in the Bahamas. From May 2017 through September 2021, Mr. D’Aguilar, having been elected to the Bahamian Parliament, served in the Cabinet of The Government of The Bahamas as the Minister of Tourism and Aviation. Mr. D’Aguilar also served as President of The Bahamas Chamber of Commerce from 2007 – 2009 and the Honorary Consul for the Kingdom of The Netherlands in The Bahamas from June 2009 to May 2017. Mr. D’Aguilar has significant board experience having served as Chairman of the Board of AML Foods Limited from 2009 – 2017, Chairman of the Board of Insurance Company of the Bahamas from 2008 – 2017, Director of J.S. Johnson Insurance Agents & Brokers from 2008 – 2017, Director of Millennium Investment & Acquisition Company from 2013 – 2017, and Director of Bahamar from 2011 – 2015. Mr. D’Aguilar qualified as a Certified Public Accountant (CPA) in the State of New York during his time at KPMG US.

Mr. D’Aguilar holds both a Bachelor of Science (Hotel Administration) and a Master of Business Administration (M.B.A.) from Cornell University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2022	POWER REIT

	By	/s/ David H. Lesser
David H. Lesser
Chairman of the Board and Chief Executive Officer